                                                                   Exhibit 99.18

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              ----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-6
              ----------------------------------------------------

                    Monthly Period:                   5/1/02 to
                                                     5/31/02
                    Distribution Date:               6/18/02
                    Transfer Date:                   6/17/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Monthly Distribution.

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                             Class A                    $1.61111
                                             Class B                    $1.77222
                                             Excess Collateral Amount   $5.13333

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                             Class A                    $1.61111
                                             Class B                    $1.77222
                                             Excess Collateral Amount   $5.13333

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-6
Page 2

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Certificates, per $1,000 original certificate
        principal amount
                                       Class A                          $0.00000
                                       Class B                          $0.00000
                                       Excess Collateral Amount         $0.00000

B.   Information Regarding the Performance of the Trust.

     1. Allocation of Principal Receivables.

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the
        Certificates
                                       Class A                   $117,397,417.49
                                       Class B                    $10,598,709.51
                                       Excess Collateral Amount   $13,463,225.60
                                                                 ---------------
                                       Total                     $141,459,352.60

     2. Allocation of Finance Charge Receivables

        (a1) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the
             Certificates
                                       Class A                    $11,551,887.12
                                       Class B                     $1,042,911.33
                                       Excess Collateral Amount    $1,324,779.23
                                                                 ---------------
                                       Total                      $13,919,577.68

        (b1) Principal Funding Investment Proceeds (to Class A)            $0.00
        (b2) Withdrawals from Reserve Account (to Class A)                 $0.00
                                                                 ---------------
             Class A Available Funds                              $11,551,887.12

        (c1) Principal Funding Investment Proceeds (to Class B)            $0.00
        (c2) Withdrawals from Reserve Account (to Class B)                 $0.00
             Class B Available Funds                               $1,042,911.33

        (d1) Principal Funding Investment Proceeds (to CIA)                $0.00
        (d2) Withdrawals from Reserve Account (to CIA)                     $0.00
             CIA Available Funds                                   $1,324,779.23

        (e1) Total Principal Funding Investment Proceeds                   $0.00
        (e2) Investment Earnings on deposits to Reserve Account            $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-6
Page 3

      3. Principal Receivable / Investor Percentages

         (a) The aggregate amount of Principal Receivables
             in the Trust as of 05/31/02                     $32,386,871,865.69


         (b) Invested Amount as of 05/31/02
             (Adjusted Class A Invested Amount
             during Accumulation Period)
                                   Class A                      $800,000,000.00
                                   Class B                       $72,289,000.00
                                   Excess Collateral Amount      $91,567,000.00
                                                                ---------------
                                   Total                        $963,856,000.00

         (c) The Floating Allocation Percentage:
                                   Class A                                2.459%
                                   Class B                                0.222%
                                   Excess Collateral Amount               0.282%
                                                                ---------------
                                   Total                                  2.963%

         (d) During the Accumulation Period: The Invested
             Amount as of ______ (the last day of the Revolving
             Period)
                                   Class A                                $0.00
                                   Class B                                $0.00
                                   Excess Collateral Amount               $0.00
                                                                ---------------
                                   Total                                  $0.00

         (e) The Fixed/Floating Allocation Percentage:
                                   Class A                                2.459%
                                   Class B                                0.222%
                                   Excess Collateral Amount               0.282%
                                                                ---------------
                                   Total                                  2.963%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-6
Page 4

     4. Delinquent Balances.

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a) 30 - 59 days                                         $422,735,187.23
        (b) 60 - 89 days                                         $312,708,031.38
        (c) 90 - 119 days                                        $238,913,440.88
        (d) 120 - 149 days                                       $197,366,919.81
        (e) 150 - 179 days                                       $175,940,512.38
        (f) 180 or more days                                               $0.00
                                      Total                    $1,347,664,091.68

     5. Monthly Investor Default Amount.

        (a) The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount
            (the aggregate "Investor Default Amount")

                                      Class A                      $4,139,866.94
                                      Class B                        $373,749.68
                                      Excess Collateral Amount       $474,763.11
                                                                   -------------
                                      Total                        $4,988,379.73


     6. Investor Charge-Offs & Reimbursements of Charge-Offs.

        (a) The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the Excess Collateral Amount

                                      Class A                              $0.00
                                      Class B                              $0.00
                                      Excess Collateral Amount             $0.00
                                                                   -------------
                                      Total                                $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-6
Page 5

         (b) The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                      Class A                             $0.00
                                      Class B                             $0.00
                                      Excess Collateral Amount            $0.00
                                                                  -------------
                                      Total                               $0.00


     7.  Investor Servicing Fee
         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                      Class A                     $1,000,000.00
                                      Class B                        $90,361.25
                                      Excess Collateral Amount      $114,458.75
                                                                  -------------
                                      Total                       $1,204,820.00


     8.  Reallocated Principal Collections
             The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                      Class B                             $0.00
                                      Excess Collateral Amount            $0.00
                                                                  -------------
                                      Total                               $0.00

     9.  Excess Collateral Amount
         (a) The amount of the Excess Collateral Amount as of
             the close of business on the related Distribution
             Date after giving effect to withdrawals, deposits
             and payments to be made in respect of the
             preceding month                                     $91,567,000.00

     10. The Portfolio Yield
          The Portfolio Yield for the related Monthly Period              10.79%

     11. The Base Rate
          The Base Rate for the related Monthly Period                     4.41%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-6
Page 6

 C  Information Regarding the Principal Funding Account

       1.  Accumulation Period

       (a) Accumulation Period Commencement Date                     12/01/2007

       (b) Accumulation Period Length (months)                                8

       (c) Accumulation Period Factor                                      1.00

       (d) Required Accumulation Factor Number                                8

       (e) Controlled Accumulation Amount                       $120,482,000.00

       (f) Minimum Payment Rate (last 12 months)                          13.63%

       2.  Principal Funding Account

           Beginning Balance                                              $0.00
             Plus: Principal Collections for related Monthly
                   Period from Principal Account                           0.00
             Plus: Interest on Principal Funding Account
                   Balance for related Monthly Period                      0.00

             Less: Withdrawals to Finance Charge Account                   0.00
             Less: Withdrawals to Distribution Account                     0.00
                                                                ---------------
           Ending Balance                                                  0.00

       3.  Accumulation Shortfall

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                           $0.00

           Less: The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period                  $0.00

                 Accumulation Shortfall                                   $0.00
                                                                ---------------
                 Aggregate Accumulation Shortfalls                        $0.00

       4.  Principal Funding Investment Shortfall

                 Covered Amount                                           $0.00

           Less: Principal Funding Investment Proceeds                    $0.00
                                                                ---------------
                 Principal Funding Investment Shortfall                   $0.00
                                                                ---------------

 D. Information Regarding the Reserve Account

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-6
Page 7

       1. Required Reserve Account Analysis

          (a) Required Reserve Account Amount percentage                0.00000%

          (b) Required Reserve Account Amount ($)                         $0.00
              .5% of Invested Amount or other amount
              designated by Transferor)

          (c) Required Reserve Account Balance after effect of
              any transfers on the Related Transfer Date                  $0.00

          (d) Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                 $0.00

       2. Reserve Account Investment Proceeds
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date             $0.00

       3. Withdrawals from the Reserve Account
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer           $0.00
          Date (1 (d) plus 2 above)

       4. The Portfolio Adjusted Yield
          The Portfolio Adjusted Yield for the related Monthly Period      6.81%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                First USA Bank, National Association
                as Servicer


                By:  /s/ Tracie Klein
                     ---------------------------
                     Tracie Klein
                     First Vice President